United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2010

R.R. DONNELLEY & SONS COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-4694	36-1004130
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 South Wacker Drive Chicago, Illinois		60606 (Zip Code)
(Address of principal executive offices)

Registrant’s Telephone Number, Including Area Code: (312) 326-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On November 24, 2010, the merger of Snoopy Acquisition, Inc. (“Merger Sub”), a wholly owned subsidiary of R.R. Donnelley & Sons Company (“R.R. Donnelley”), with and into Bowne & Co., Inc. (“Bowne”) (the “Merger”) was consummated in accordance with the Agreement and Plan of Merger, dated as of February 23, 2010, among Bowne, R.R. Donnelley and Merger Sub (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, each outstanding share of Bowne common stock, par value $0.01 per share (“Bowne Common Shares”), was converted into the right to receive an amount in cash equal to $11.50 per Bowne Common Share. The aggregate value of the consideration paid to former holders of Bowne Common Shares in connection with the Merger upon the closing was approximately $487 million. Upon the closing of the Merger, Bowne became a wholly owned subsidiary of R.R. Donnelley and the Bowne Common Shares, which traded under the symbol “BNE”, ceased trading on, and are being delisted from, the New York Stock Exchange.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this Current Report by reference.

Item 8.01	Other Events.

On November 24, 2010, R.R. Donnelley issued a press release announcing that it had completed its previously announced purchase of Bowne.

The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The financial statements required by this item are not being filed herewith. To the extent such information is required by this item, they will be filed with the Securities and Exchange Commission (the “SEC”) by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information

The pro forma financial information required by this item is not being filed herewith. To the extent such information is required by this item, it will be filed with the SEC by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

Exhibit 2.1	Agreement and Plan of Merger among Bowne & Co., Inc., R.R. Donnelley & Sons Company and Snoopy Acquisition, Inc., dated as of February 23, 2010 (incorporated by reference to Exhibit 2.1 to R.R. Donnelley & Sons Company’s Current Report filed on Form 8-K filed on February 25, 2010)

Exhibit 99.1	Press Release issued by R.R. Donnelley & Sons Company, dated November 24, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R. R. DONNELLEY & SONS COMPANY

Date: November 24, 2010

	By:	/S/ SUZANNE S. BETTMAN
Suzanne S. Bettman
Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger among Bowne & Co., Inc., R.R. Donnelley & Sons Company and Snoopy Acquisition, Inc., dated as of February 23, 2010 (incorporated by reference to Exhibit 2.1 to R.R. Donnelley & Sons Company’s Current Report filed on Form 8-K filed on February 25, 2010)

99.1	Press Release issued by R.R. Donnelley & Sons Company, dated November 24, 2010